Filed pursuant to Rule 497(a)(1)

File No. 333-141828

Rule 482 ad

Hercules Technology Growth Capital, Inc. Announces Underwriters’

Exercise of Option to Purchase Additional Shares

Palo Alto, Calif. – June 19, 2007 – Hercules Technology Growth Capital, Inc. (NASDAQ: HTGC), a leading specialty finance company providing debt and equity growth capital to venture capital and private equity backed technology and life science companies at all stages of development, announced today that the underwriters exercised in full their option to purchase an additional 1,200,000 shares of common stock from Hercules raising approximately $16.2 million in additional gross proceeds.

The net proceeds to Hercules Technology Growth Capital from the sale of the shares in the offering are intended to reduce borrowings under its credit facilities, to originate new as well as fund existing investments and for general corporate purposes.

Credit Suisse Securities (USA) LLC acted as Sole Book-Running Manager, JMP Securities LLC as Joint Lead Manager and A.G. Edwards & Sons, Inc., Piper Jaffray & Co., and Ferris, Baker Watts, Incorporated as Co-Managers of this offering.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Hercules before investing. The prospectus contains this and other information about Hercules. The prospectus should be read carefully before investing.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities in this offering, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

A copy of the final prospectus to the offering may be obtained from Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, NY 10010; JMP Securities LLC, 600 Montgomery Street, San Francisco, CA 94111; AG Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, MO 63103; Piper Jaffray & Co., 800 Nicollet Mall, Minneapolis, MN 55402; or Ferris, Baker Watts, Incorporated, 100 Light Street, Baltimore, MD 21202.

About Hercules Technology Growth Capital, Inc.:

Founded in December 2003, Hercules Technology Growth Capital, Inc. is a NASDAQ traded specialty finance company providing debt and equity growth capital to technology and life science-related companies at all stages of development. The Company primarily finances privately-held companies backed by leading venture capital and private equity firms and also may finance certain publicly-traded companies. Hercules’ strategy is to evaluate and invest in a broad range of ventures active in technology and life science industries and to offer a full suite of growth capital products up and down the capital structure to prospective clients ranging from early-stage growth to expansion stage companies. The Company’s investments are originated through its principal office located in Silicon Valley, as well as additional offices in the Boston, Boulder Costa Mesa, and Chicago areas. Providing capital to publicly-traded or privately-held companies backed by leading venture capital and private equity firms involves a high degree of credit risk and may result in potential losses of capital.

Forward-Looking Statements:

The statements contained in this release that are not purely historical are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties and other factors we identify from time to time in our filings with the Securities and Exchange Commission. Although we believe that the assumptions on which these forward-looking statements are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:

Hercules Technology Growth Capital, Inc.

Main, 650.289.3060

info@htgc.com

Sally Borg, 650.289.3066

sborg@htgc.com